                                                                  Exhibit 10.6



                            AMERICA'S HOME PAGE, INC.

                    INDEPENDENT CONTRACTOR STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I

         ESTABLISHMENT............................................................................................1

ARTICLE II
         DEFINITIONS .............................................................................................1

ARTICLE III

         ADMINISTRATION ..........................................................................................4
         3.1      Committee Structure and Authority...............................................................4

ARTICLE IV

         STOCK SUBJECT TO PLAN ...................................................................................6
         4.1      Number of Shares................................................................................6
         4.2      Release of Shares...............................................................................7
         4.3      Restrictions on Shares..........................................................................7
         4.4      Stockholder Rights..............................................................................7
         4.5      Anti-Dilution...................................................................................7

ARTICLE V

         ELIGIBILITY..............................................................................................8
         5.1      Eligibility.....................................................................................8

ARTICLE VI

         GRANT OF STOCK OPTIONS ..................................................................................9
         6.1      General.........................................................................................9
         6.2      Grant and Exercise..............................................................................9
         6.3      Terms and Conditions............................................................................9
         6.4      Exercise Upon Death............................................................................10
         6.5      Other Termination..............................................................................10
         6.6      Cashing Out of Option..........................................................................10

                                      (i)

ARTICLE VII

         PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN .................................................11
         7.1      Transfer of Shares.............................................................................11
         7.2      Limited Transfer During Offering...............................................................11

ARTICLE VIII

         MISCELLANEOUS ..........................................................................................11
         8.1      Amendments and Termination.....................................................................11
         8.2      General Provisions.............................................................................12
         8.3      Rights with Respect to Continuance of Distribution Agreement...................................13
         8.4      Delay..........................................................................................13
         8.5      Headings.......................................................................................14
         8.6      Severability...................................................................................13
         8.7      Successors and Assigns.........................................................................14
         8.8      Effectiveness of Plan and Stock Option Grants..................................................14

                                      (ii)

                            AMERICA'S HOME PAGE, INC.
                    INDEPENDENT CONTRACTOR STOCK OPTION PLAN


                                    ARTICLE I

                                  ESTABLISHMENT

         The America's Home Page, Inc. Independent Contractor Stock Option Plan ("Plan") is hereby established by America's Home Page, Inc. ("Company"). The purpose of the Plan is to grant equity compensation to consultants, service providers and other independent contractors ("Independent Contractors") who perform services for the Company or its "Affiliates" (as hereinafter defined), to give Independent Contractors an incentive to provide quality service and thereby increase the value number of the Company and its Affiliates and to promote the identification of the interests of such Independent Contractors with those of the stockholders of the Company.


                                   ARTICLE II

                                   DEFINITIONS

         For purposes of the Plan, the following terms are defined as set forth below:

         "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

         "AGREEMENT" or "OPTION AGREEMENT" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which a Stock Option is granted to a Participant.

         "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (a) any act or omission which permits the Company to terminate its relationship immediately with an Independent Contractor which is the Participant or in which the Participant has an ownership interest; (b) any act of gross negligence or willful misconduct on the part of the Participant or the Independent Contractor in which the Participant has an ownership interest which has, or in the opinion of the Committee may have, an adverse affect on the Company's customer accounts or the business of the Company or an Affiliate; or
(c) any failure to cure a breach of the obligations of the Participant or the Independent Contractor in which the Participant has an equity interest under its Independent Contractor Agreement within ten (10) days after the Company or an Affiliate has given written notice of such breach to the Participant or the Participant's Independent Contractor.

         "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

         "COMMISSION" means the Securities and Exchange Commission or any successor agency.

         "COMMITTEE" means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board of Directors to administer the Plan, as further described in the Plan.

         "COMMON STOCK" means the shares of the Common Stock, $0.001 par value, of the Company whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

         "COMPANY" means America's Home Page, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company are exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         "EFFECTIVE DATE" means ____________, 1999.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "FAIR MARKET VALUE" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

                  (a) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market ("NASDAQ"), the closing price of the Common Stock on the relevant date, as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by the NASDAQ, as the case may be;

                  (b) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding date for which such quotations are reported; and

                  (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

         "GRANT DATE" means the date that as of which a Stock Option is granted pursuant to the Plan.

         "INDEPENDENT CONTRACTOR" means a Person providing consulting, advisory, or other services to the Company or any of its Affiliates pursuant to an Independent Contractor Agreement, and which Person is not an employee or Non-Employee Director of the Company or any of its Affiliates.

         "INDEPENDENT CONTRACTOR AGREEMENT" means a written agreement between the Company or one or more of its Affiliates and a Person engaging such Person to be an Independent Contractor.

         "NON-EMPLOYEE DIRECTOR" has the meaning set forth in Rule 16b-3, or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

         "NON-QUALIFIED STOCK OPTION" means an Option to purchase Common Stock in the Company granted under the Plan other than an incentive stock option within the meaning of Section 422 of the Code.

         "OPTION PERIOD" means the period during which the Option will be exercisable in accordance with the Option Agreement and Article VI.

         "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

         "PARTICIPANT" means a Person who satisfies the eligibility conditions of Article V and to whom a Stock Option has been granted by the Committee under the Plan, and if a Representative is appointed for a Participant, then the term "PARTICIPANT" means such appointed Representative, successor Representative, or spouse as the case may be.

         "PERSON" means an individual, corporation, limited liability company, partnership, joint venture, trust or other entity.

         "PLAN" means the America's Home Page, Inc. Independent Contractor Stock Option Plan, as herein set forth and as may be amended from time to time.

         "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) the person or entity acting as the receiver or trustee on behalf of a Participant which is not a natural person.

         "RULE 16b-3" means Rule 16b-3, as promulgated under the Exchange Act, as amended from time to time, or any successor thereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "STOCK OPTION" means a Non-Qualified Stock Option granted under this Plan.

         "TERMINATION" means the termination of the Distribution Agreement and the end of the Independent Contractorship relationship for whatever reason between the Company or one or more of its Affiliates and the Participant or the Independent Contractor in which the Participant has an ownership interest.


                                   ARTICLE III

                                 ADMINISTRATION

         3.1 Committee Structure and Authority. The Plan will be administered by the Committee. In the absence of appointment of the Committee or a successor committee of the Board, the entire Board of Directors will constitute the Committee. A majority of the Committee will constitute a quorum at any meeting thereof (thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, will be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee will not exercise any discretion respecting himself, herself or any entity in which such member holds an ownership interest under the Plan. The Board will have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

         Among other things, the Committee will have the authority, subject to the terms of the Plan:

                  (a) to select those Persons to whom Stock Options may be granted from time to time;

                  (b) to determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

                  (c) to determine the terms and conditions of any Stock Option granted hereunder (including, without limitation, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Stock Option and the shares of Common Stock relating thereto); provided, however, that no Stock Option may be exercised earlier than one (1) year from the Grant Date;

                  (d) to adjust the terms and conditions, at any time or from time to time, of any Stock Option, subject to the limitations of Section 8.1;

                  (e) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to the exercise of a Stock Option will be deferred;

                  (f) to provide for the forms of Option Agreement to be utilized in connection with the Plan;

                  (g) to determine what securities law requirements are applicable to the Plan, Stock Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

                  (h) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Option Agreement, outstanding Stock Options;

                  (i) to require as a condition of the exercise of a Stock Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

                  (j) to determine whether a Termination has occurred and what effect such Termination has on a Participant;

                  (k) to determine the restrictions or limitations on the transfer of Common Stock;

                  (l) to determine under what circumstances a Stock Option may be transferred during the Participant's lifetime or existence and to impose restrictions on such transfers;

                  (m) to determine whether a Stock Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Option Agreement;

                  (n) to determine the permissible methods of Stock Option exercise and payment, including cashless exercise arrangements;

                  (o) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to amend or modify any Option Agreement accordingly; and

                  (p) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

         The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it may, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any Option Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Stock Options granted at different times.

         Any determination made by the Committee pursuant to the provisions of the Plan will be made in its sole discretion, and in the case of any determination relating to a Stock Option, may be made at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan or an Option Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No determination will be subject to de novo review if challenged in court.

                                   ARTICLE IV

                             STOCK SUBJECT TO PLAN

         4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Stock Options under the Plan will be 150,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Release of Shares. If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, if any shares of Common Stock that are subject to any Stock Option are forfeited or if any Stock Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, in the discretion of the Committee, may again be available for distribution in connection with Stock Options under the Plan.

         4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of a Stock Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company will not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of a Stock Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising a Stock Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares will not be delivered, but will be rounded to the next lower whole number of shares.

         4.4 Stockholder Rights. No Person will have any rights of a stockholder as to shares of Common Stock subject to a Stock Option until, after proper exercise of the Stock Option or other action required, such shares have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Stock Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment will be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Option Agreement.

         4.5 Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may in its discretion adjust or substitute, as the case may be, the number of shares of Common Stock available for Stock Options under the Plan, the number of shares of Common Stock covered by outstanding Stock Options, the exercise price per share of outstanding Stock Options, and any other characteristics or terms of the Stock Options as the Committee deems necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as will reasonably be determined by the Committee.

         In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (the "Acquisition"), or in the event of a liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company may, in its discretion, take any one or more of the following actions as to outstanding Stock Options: (i) provide that such Stock Options shall be assumed, or substantially equivalent Stock Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised vested Stock Options will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice,
(iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to vested outstanding Stock Options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding vested Stock Options in exchange for the termination of such Stock Options, and (iv) provide that all or any outstanding Stock Options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

                                    ARTICLE V

                                   ELIGIBILITY

         5.1 Eligibility. Except as herein provided, the Persons who will be eligible to participate in the Plan and be granted Stock Options will those Persons which are Independent Contractors and, if such Independent Contractors are entities, to their stockholders, partners, members, joint venturers, officers, or employees who are individuals and who provide the consulting, advisory or other services to the Company or its Affiliates on behalf of the Independent Contractor. Of those Persons described in the preceding sentence, the Committee may, from time to time, select Persons to be granted Stock Options and determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Stock Option, the Committee may give consideration to such factors deemed relevant by the Committee.



                                   ARTICLE VI

                             GRANT OF STOCK OPTIONS

         6.1 General. The Committee will have authority to grant Options under the Plan at any time or from time to time. Stock Options granted under this Plan shall be Non-Qualified

Stock Options. An Option will entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Option Agreements) including without limitation, payment of the Option Price.

         6.2 Grant and Exercise. The grant of a Stock Option will occur as of the date the Committee determines. Each Option granted under this Plan will be evidenced by an Option Agreement, in a form approved by the Committee, which will embody the terms and conditions of such Option and which will be subject to the express terms and conditions set forth in the Plan. Such Option Agreement will become effective upon execution by the Participant. No Stock Options shall be granted under this Plan after the tenth anniversary of the Effective Date of this Plan.

         6.3 Terms and Conditions. Stock Options will be subject to such terms and conditions as will be determined by the Committee, including the following:

                  (a) Option Period. The Option Period of each Stock Option will be fixed by the Committee; provided that no Stock Option will be exercisable more than 10 years after the Grant Date.

                  (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option will be not less than the Fair Market Value per share on the Grant Date.

                  (c) Exercisability. Stock Options will vest and become exercisable over such period and on such vesting schedule as the Committee may determine beginning on the first anniversary of the Grant Date, and on each subsequent anniversary thereafter until fully vested and exercisable. The Committee may, in its discretion, accelerate at any time the exercisability of any Stock Option.

                  (d) Method of Exercise. Subject to the provisions of this
         Article VI, a Participant may exercise vested Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice will be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash by a broker-dealer to whom the Participant has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. No shares of Common Stock will be issued until full payment therefor has been made.

                  (e) Transferability of Options. The Committee, in its sole discretion, may permit Stock Options granted to an individual Participant to be transferred during the Participant's lifetime or existence, subject to such conditions and limitations as the Committee deems reasonable and proper, including transfers pursuant to a domestic relations order which would be a "qualified domestic relations order" as defined in Section 414(p) of the Code.

         6.4 Exercise Upon Death. Unless otherwise provided in an Option Agreement or determined by the Committee, if an individual Participant dies, any unexpired and unexercised Stock Option held by such Participant will thereafter be fully exercisable for a period of 90 days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

         6.5 Other Termination. Unless otherwise provided in an Option Agreement or determined by the Committee, if there occurs a Termination with respect to a Participant (but is not due to an event described in the immediately following sentence), any Stock Option held by such Participant will thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of (a) the 30-day period commencing with the date of such Termination, or (b) until the expiration of the Option Period. If there occurs a Termination with respect to a Participant due to Cause or if the Participant or the Independent Contractor in which the Participant has an ownership interest becomes bankrupt or insolvent or makes an assignment for the benefit of creditors, the Option will terminate on the date of the Termination. The death of a Participant after a Termination otherwise provided herein will not extend the time permitted to exercise an Option.

         6.6 Cashing Out of Option. Unless otherwise provided in the Option Agreement, on receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

                                   ARTICLE VII

             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

         7.1 Transfer of Shares. Subject to the restriction in any Option Agreement or any other transfer restriction contained in any agreement between a Participant and the Company, a Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of a Stock Option. Any transfer of shares received pursuant to the exercise of a Stock Option will not be permitted or valid unless and until the transferee agrees to be bound by the provisions of the Plan, and any provision respecting Common Stock under the Option Agreement.

         7.2 Limited Transfer During Offering. If there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock are offered for sale in an underwritten offering, a Participant may not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of a Stock Option.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Amendments and Termination. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation may be made which would (a) impair the rights of a Participant under a Stock Option theretofore granted without the Participant's consent except such an amendment made to cause the Plan to qualify for an exemption provided by the Exchange Act or the rules promulgated thereunder. In addition, no such amendment may be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

         The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment may impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option Prices but no such substitution may be made which would impair the rights of the Participant under such Stock Options theretofore granted without the Participant's consent.

         Subject to the above provisions, the Board will have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

         8.2 General Provisions.

                  (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  (b) No Additional Obligation. Nothing in the Plan will prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its Independent Contractors or their owners.

                  (c) Withholding. If the relationship between the Participant and the Company is such that the exercise of a Stock Option will result in the requirement that the Company withhold income tax in respect of the exercise, then no later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Stock Option, the Participant will pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such Stock Option or exercise thereof. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan, will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

                  (d) Representation. The Committee will establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

                  (e) Controlling Law. The Plan and all Stock Options made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law) except to the extent the General Corporation Law of the State of Delaware would be mandatorily applicable. The Plan will be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

                  (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Option Agreement to be transferred to the Participant, and no shares of Common Stock or other thing of value under this Plan or an Option Agreement will be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

         8.3 Rights with Respect to Continuance of Distribution Agreement. Nothing in this Plan will be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a Distribution Agreement regarding such relationship. Nothing in this Plan will be construed to constitute a contract to appoint or continue to maintain a Independent Contractorship arrangement or agreement between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the Independent Contractorship relationship at any time for any reason, except as provided in a Distribution Agreement. There will be no inference as to the length of a Independent Contractorship relationship hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant or the Participant's Independent Contractor as provided in the Distribution Agreement.

         8.4 Delay. If at the time a Participant incurs a Termination (other than due to Cause), the Participant is subject to "short-swing" liability under
Section 16 of the Exchange Act, any time period provided for under the Plan or an Option Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period as provided in the Option Agreement. The Company will have the right to suspend or delay any time period described in the Plan or an Option Agreement if the Committee determines that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee will have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

         8.5 Headings. The headings in this Plan are for reference purposes only and will not affect the meaning or interpretation of this Plan.

         8.6 Severability. If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

         8.7 Successors and Assigns. This Plan will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, will be binding upon the Participant's heirs, legal representatives and successors.

         8.8 Effectiveness of Plan and Stock Option Grants. This Plan and the Stock Options granted hereunder are subject to approval of the Plan by the stockholders of the Company. If the Plan has not been approved within twelve
(12) months of the adoption of the Plan by the Company's Board of Directors by holders of a majority of the stock entitled to vote at a meeting of such stockholders or by an action of the stockholders taken in accordance with the General Corporation Law of the State of Delaware, the Plan and all Stock Options previously granted thereunder shall be null and void.

Adopted by the Board of Directors on ____________, 1999

Approved by the written consent of the Stockholders of the Company on ____________, 1999